                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

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CHECK THE APPROPRIATE BOX:
[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                           MFS Municipal Income Trust
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

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


                           MFS MUNICIPAL INCOME TRUST
                                  JULY 25, 2000


Dear Shareholder:

     I am writing to ask for your vote on an important matter that is designed to increase the income paid to you by the MFS Municipal Income Trust (the "Trust"). While you are, of course, welcome to join us at the Trust's annual shareholder meeting on September 14, 2000, most shareholders cast their vote by filling out and signing the enclosed proxy card or by voting by telephone or over the internet.

     The Trustees of the Trust have unanimously recommended, subject to your approval, that certain amendments to the Trust's Declaration of Trust be made. These amendments would permit the Trustees to authorize and issue one or more series of preferred shares of the Trust. If you approve these amendments, the Trustees intend to approve the issuance of up to $140 million of floating rate preferred shares. The issuance of these preferred shares would be expected to increase the income paid by the Trust to you. The Trust would pay dividends to the preferred share holders at short-term interest rates and would invest the proceeds from the preferred share offering in longer-term debt securities. Because, historically, prevailing long-term interest rates have generally been higher than prevailing short-term rates, the Trust expects that it would be able to earn more income on the long-term investments than what it would pay out to the holders of preferred shares. The difference between the amount earned, less expenses, and the amount paid to the holders of preferred shares would be additional income to the Trust, which would be distributed to you.

     As noted above, your Trustees recommend that you vote FOR the proposed amendments to the Trust's Declaration of Trust by signing and returning the enclosed proxy card or by following the enclosed instructions to vote via telephone or over the internet. These proposed amendments are detailed in the enclosed Proxy Statement.

     At the shareholder meeting, you also will be asked to elect certain Trustees and ratify the selection of the independent auditors.

     The Trust is using Shareholder Communications Corporation ("SCC"), a professional proxy solicitation firm, to assist shareholders in the voting process. As the date of the meeting approaches, if we have not already heard from you, you may receive a telephone call from SCC reminding you to exercise your right to vote.

                          YOUR VOTE MAKES A DIFFERENCE

     No matter what size your investment may be, your vote is critical. I urge you to review the enclosed material and to complete, sign and return the enclosed proxy ballot to us immediately. Your prompt response will help avoid the need for additional mailings at the Trust's expense. For your convenience, we have provided a postage-paid envelope.

     If you have any questions or need additional information, please contact your investment professional or call your Customer Service Representative at 1-800-637-2304, Monday through Friday between 8:00 A.M. and 8:00 P.M. Eastern Time. I thank you for your prompt vote on this matter.


                                   Sincerely,



                                   Jeffrey L. Shames
                                   Chairman and President

                PRELIMINARY PROXY MATERIALS NOT FOR DISTRIBUTION

                          MFS(R)MUNICIPAL INCOME TRUST

                500 BOYLSTON STREET, BOSTON, MASSACHUSETTS 02116

               NOTICE OF THE 2000 ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 14, 2000

The 2000 Annual Meeting of Shareholders of MFS(R) Municipal Income Trust (the "Trust") will be held at 500 Boylston Street, Boston, Massachusetts, at 9:30 a.m. on Thursday, September 14, 2000, for the following purposes:

ITEM 1. To elect Jeffrey L. Shames, J. Atwood Ives, Lawrence T. Perera and Arnold D. Scott as Trustees of the Trust.

ITEM 2. To ratify the selection of Deloitte & Touche LLP as the independent public accountants to be employed by the Trust for the fiscal year ending October 31, 2000.

ITEM 3. To approve or disapprove amendments to the Trust's Declaration of Trust to authorize the issuance of preferred shares of the Trust.

ITEM 4. To transact such other business as may properly come before the Meeting and any adjournments thereof.

          YOUR TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF ALL ITEMS.

Only shareholders of record on July 17, 2000 will be entitled to vote at the Annual Meeting of Shareholders.

                                           STEPHEN E. CAVAN, Secretary and Clerk

July 25, 2000

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING, DATING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP IN AVOIDING THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE.

                                PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of MFS(R) Municipal Income Trust (the "Trust") to be used at the 2000 Annual Meeting of Shareholders (the "Meeting") to be held at 9:30 a.m. on Thursday, September 14, 2000, at 500 Boylston Street, Boston, Massachusetts, for the purposes set forth in the accompanying Notice. (If the enclosed form of proxy is executed and returned, it may nevertheless be revoked prior to its exercise by a signed writing filed with the tabulation agent, EquiServe, 150 Royall Street,Canton, Massachusetts 02021, or delivered at
the Meeting.) On July 17, 2000, there were outstanding             shares of the
Trust. Shareholders of record at the close of business on July 17, 2000 will be entitled to one vote for each share held.

The mailing address of the Trust is 500 Boylston Street, Boston, Massachusetts 02116. Solicitation of proxies is being made by the mailing of this Notice and Proxy Statement with its enclosures on or about July 25, 2000. A copy of the Trust's Annual Report and its most recent Semi-Annual Report succeeding the Annual Report may be obtained without charge by contacting MFS Service Center, Inc., the Trust's transfer and shareholder servicing agent (the "Shareholder Servicing Agent"), P.O. Box 2281, Boston, MA 02107-9906, or by telephone toll-free at (800) 637-2304.

ITEM 1--ELECTION OF TRUSTEES
Under the provisions of the Trust's Declaration of Trust, the Trustees are divided into three classes each having a term of three years. It is intended that proxies not limited to the contrary will be voted in favor of Jeffrey L. Shames, J. Atwood Ives, Lawrence T. Perera and Arnold D. Scott, each as Trustee of the class whose term will expire at the 2003 Annual Meeting of Shareholders (or special meeting in lieu thereof). Messrs. Shames, Ives, Perera and Scott are presently Trustees of the Trust. Under the terms of the Trust's retirement plan, the Trustees have a mandatory retirement age of 73; however, the Trustees have extended the retirement age of David B. Stone, a Trustee of the Trust, to age 74.

The following table presents certain information regarding the Trustees, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout. An asterisk beside a Trustee's name indicates that the Trustee is an "interested person," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Trust's investment adviser and that the Trustee has been affiliated with the investment adviser for more than five years.

                                                                                          SHARES OF
                                                                                         TRUST OWNED
                                                                                         BENEFICIALLY
NAME, AGE, POSITION WITH TRUST, PRINCIPAL OCCUPATION         FIRST BECAME     TERM          AS OF           PERCENT
AND OTHER DIRECTORSHIPS(1)                                    A TRUSTEE     EXPIRING   JULY 17, 2000(2)   OF CLASS(3)
JEFFREY L. SHAMES,* (born 6/2/55), Chairman and President;
  Massachusetts Financial Services Company, Chairman and
  Chief Executive Officer.                                       1993         2000                                %
J. ATWOOD IVES, (born 5/1/36), Trustee; Eastern Enterprises
  (diversified services company), Chairman, Trustee and
  Chief Executive Officer.                                       1992         2000                                %
LAWRENCE T. PERERA, (born 6/23/35), Trustee; Hemenway &
  Barnes (attorneys), Partner.                                   1986         2000                                %

                                                                                          SHARES OF
                                                                                         TRUST OWNED
                                                                                         BENEFICIALLY
NAME, AGE, POSITION WITH TRUST, PRINCIPAL OCCUPATION         FIRST BECAME     TERM          AS OF           PERCENT
AND OTHER DIRECTORSHIPS(1)                                    A TRUSTEE     EXPIRING   JULY 17, 2000(2)   OF CLASS(3)
WILLIAM J. POORVU, (born 4/10/35), Trustee; Harvard Univer-
  sity Graduate School of Business Administration, Adjunct
  Professor; CBL & Associates Properties, Inc. (real estate
  investment trust), Director; The Baupost Fund (a
  registered investment company), Vice Chairman and
  Trustee.                                                       1986         2002                                %
CHARLES W. SCHMIDT, (born 3/18/28), Trustee; Private Inves-
  tor; IT Group, Inc. (diversified environmental services
  and consulting), Director.                                     1986         2001                                %
ARNOLD D. SCOTT,* (born 12/16/42), Trustee; Massachusetts
  Financial Services Company, Senior Executive Vice
  President and Director.                                        1993         2000                                %
ELAINE R. SMITH, (born 4/25/46), Trustee; Independent
  consultant.                                                    1992         2002                                %
DAVID B. STONE, (born 9/2/27), Trustee; North American
  Management Corp. (Investment Adviser), Chairman and
  Director; Eastern Enterprises (diversified services
  company), Trustee.                                             1989         2002                                %
All Trustees and officers as a group                                                                              %

---------------

(1) Directorships or Trusteeships of companies required to report to the Securities and Exchange Commission (the "SEC") (i.e., "public companies").

(2) Numbers are approximate and include, where applicable, shares owned by a Trustee's or officer's spouse or minor children or shares which were otherwise reported by the Trustee or officer as "beneficially owned" under SEC rules.

(3) Percentage of shares outstanding on July 17, 2000. All shares are held with sole voting and investment power, except to the extent that such powers may be shared by a family member or a trustee of a family trust.

All Trustees serve as Trustees of 38 funds within the MFS fund complex advised by Massachusetts Financial Services Company ("MFS" or the "Adviser"), investment adviser to the Trust, except for Mr. Scott, who serves as Trustee of 79 funds within the MFS fund complex, and Mr. Shames, who serves as Trustee of 108 funds within the MFS fund complex. Messrs. Scott and Shames are "interested persons" (as defined under the 1940 Act) of the Trust because they are each an officer and director of MFS; Messrs. Scott and Shames each own shares of common stock of MFS.

The Trust pays each Trustee who is not an officer of the Adviser a fee of $7,000 per year plus $400 per meeting and $400 per committee meeting attended, together with such Trustee's actual out-of-pocket expenses relating to attendance at meetings. In addition, each Trustee who is not an officer of the Adviser will be entitled to receive certain benefits pursuant to the Trust's retirement plan. Under this plan, each such Trustee (or his or her beneficiaries) will be entitled to receive an annual retirement or death benefit in an amount of up to a maximum of 50% of such Trustee's average annual compensation, depending on the Trustee's length of service. Set forth below is certain information concerning the cash compensation paid to these Trustees and benefits accrued, and estimated benefits payable, under the retirement plan.

                           TRUSTEE COMPENSATION TABLE

                                               RETIREMENT
                                                 BENEFIT
                              TRUSTEE FEES   ACCRUED AS PART     ESTIMATED         TOTAL TRUSTEE
                                  FROM          OF TRUST       CREDITED YEARS     FEES FROM TRUST
TRUSTEE                         TRUST(1)       EXPENSE(1)      OF SERVICE(2)    AND FUND COMPLEX(3)
-------                       ------------   ---------------   --------------   -------------------
J. Atwood Ives                  $13,367          $4,876              17              $132,623
Lawrence T. Perera               13,367           6,094              21               144,098
William J. Poorvu                13,367           6,161              21               141,338
Charles W. Schmidt               13,367           6,161              14               137,678
Arnold D. Scott                       0               0             N/A                     0
Jeffrey L. Shames                     0               0             N/A                     0
Elaine R. Smith                  13,367           5,356              27               144,098
David B. Stone                   15,767           6,961              12               151,418

---------------

(1) For fiscal year ended October 31, 1999.

(2) Based on normal retirement age of 73 (age 74 for Mr. Stone).

(3) For calendar year 1999. All Trustees receiving compensation served as Trustees of 34 funds within the MFS fund complex (having aggregate net assets at December 31, 1999, of approximately $58.6 billion).

       ESTIMATED ANNUAL BENEFITS PAYABLE BY THE TRUST UPON RETIREMENT(4)

                         YEARS OF SERVICE
  AVERAGE      -------------------------------------
TRUSTEE FEES     3        5        7      10 OR MORE
------------   ------   ------   ------   ----------
  $12,030      $1,805   $3,008   $4,211     $6,015
   13,093       1,964    3,273    4,583      6,546
   14,156       2,123    3,539    4,954      7,078
   15,218       2,283    3,805    5,326      7,609
   16,281       2,442    4,070    5,698      8,141
   17,344       2,602    4,336    6,070      8,672

---------------

(4) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.

The Board of Trustees of the Trust met six times during its last fiscal year. The Board has a standing Audit Committee, currently composed of Ms. Smith and Messrs. Perera, Poorvu, and Stone, which met four times during the Trust's last fiscal year, to review the internal and external accounting and auditing procedures of the Trust and, among other things, to consider the selection of independent public accountants for the Trust, to approve all significant services proposed to be performed by its independent public accountants and to consider the possible effect of such services on the independence of those accountants. The Board has created a Nominating Committee, composed of Ms. Smith and Messrs. Ives, Perera, Poorvu, Schmidt and Stone, that is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee consists only of Trustees who are not "interested persons" of the Trust as defined in the 1940 Act. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Shareholders wishing to recommend Trustee candidates for consideration by the Nominating Committee may do so by writing the Secretary of the Trust. Members of the

Nominating Committee confer periodically and hold meetings as required. The Nominating Committee did not meet during the Trust's last fiscal year.

REQUIRED VOTE. Approval of this proposal as to any nominee will require the affirmative vote of a plurality of the outstanding shares of the Trust voting at the Meeting in person or by proxy.

ITEM 2-- RATIFICATION OF SELECTION OF ACCOUNTANTS
It is intended that proxies not limited to the contrary will be voted in favor of ratifying the selection, by a majority of the Trustees who are not "interested persons" (as that term is defined in the 1940 Act) of the Trust, of Deloitte & Touche LLP under Section 32(a) of the 1940 Act as independent public accountants to certify every financial statement of the Trust required by any law or regulation to be certified by independent public accountants and filed with the SEC in respect of all or any part of the fiscal year ending October 31, 2000. Deloitte & Touche LLP has no direct or material indirect interest in the Trust. A representative of Deloitte & Touche LLP is expected to be present at the Meeting and will have an opportunity to make a statement if he desires to do so. Such representative is also expected to be available to respond to appropriate questions.

REQUIRED VOTE. Approval of this proposal will require the affirmative vote of a majority of the shares of the Trust voted at the Meeting in person or by proxy.

ITEM 3-- TO APPROVE OR DISAPPROVE AMENDMENTS TO THE TRUST'S DECLARATION OF TRUST TO AUTHORIZE THE ISSUANCE OF PREFERRED SHARES OF THE TRUST
It is intended that proxies not limited to the contrary will be voted in favor of the approval of proposed amendments to the Trust's Declaration of Trust. At a meeting on June 21, 2000, the Board of Trustees unanimously approved and recommended the approval by shareholders of certain amendments to the Trust's Declaration of Trust. These Amendments are in the form attached to this proxy statement as Appendix A. The following discussion summarizes the proposed Amendments.

The Amendments, if approved, would authorize the issuance of one or more series of preferred shares of the Trust by action of the Board of Trustees, without further shareholder approval. The Board of Trustees would determine the preferences, voting powers, and rights associated with any series of preferred shares of the Trust.

Holders of existing shares of beneficial interest of the Trust (common shares) will have no preemptive right to purchase or otherwise acquire any preferred shares that might be issued. It is anticipated that the net asset value of a preferred share will equal its original purchase price per share plus accumulated dividends per share.

At its meeting the Board of Trustees concluded that the issuance of up to $140 million of floating rate preferred stock would be in the best interests of the holders of common shares. The dividends paid by the Trust on the preferred shares generally would be at a short-term interest rate. The Trust anticipates that it would invest the proceeds from the issuance of the preferred shares in longer-term debt securities. Because, historically, prevailing long-term interest rates have generally been higher than prevailing short-term rates, the Trust expects that it generally will be able to earn more income on the long-term investments than what it must pay out to the holders of the preferred shares. The difference between the amount earned, less expenses, and the amount paid to holders of preferred shares would be additional income to the Trust and its holders of common shares. If the Amendments are approved by shareholders, the Trust anticipates that it will seek to offer up to $140 million of floating rate preferred stock. There can be no assurance, however, that such stock actually will be issued.

PROPOSED ISSUANCE OF PREFERRED SHARES

The Board of Trustees of the Trust has approved the issuance of preferred shares in one or more initial series. Each of these series may differ in each series' date of issuance, amount payable upon redemption or liquidation, redemption rights, certain voting rights, dividend rates and dividend payment dates and dividend periods. The proposed two initial series, which would each have a variable dividend rate or rates, would be structured to be suitable for investment by persons seeking income that is exempt from federal income tax. The Board of Trustees believes that issuing such series of preferred shares may, in certain circumstances, increase the net investment income available for distribution to the holders of the common shares because of the effect of leverage (see "Risks of Issuance of Preferred Shares--Leverage" below), although there can be no assurance that such increase would in fact be achieved, and may contribute to a narrowing of the discount at which the Trust's common shares trade on the New York Stock Exchange.

Holders of the proposed initial series would be entitled to receive cumulative dividends at a variable rate with respect to each respective series that would be set initially and at periodic intervals thereafter, through auctions, at a level that would be intended to cause the preferred shares to trade at their original offering price, subject to a ceiling set by reference to the credit rating assigned to the shares and prevailing rates on certain short-term securities. The dividends on each initial series would be intended, to the extent possible, to qualify in their entirety as "exempt-interest dividends" which are not subject to federal income tax under current law. To the extent that such dividends did not so qualify, additional dividends might be paid or might accumulate on the preferred shares so that, assuming payment, the net after-tax return to a holder of the preferred shares would be the same as if all of the dividends had qualified. See "Federal Income Tax Considerations" below. Auctions of the proposed initial series of preferred shares would generally be held, and thereafter the dividend rate would generally be reset, periodically over short time periods (generally seven days but at the option of the Trust up to five years).

The Trust would use the proceeds of the issuance of the preferred shares for investment in accordance with the Trust's investment objectives and policies. The Trust intends to invest the proceeds principally in longer-term debt securities.

The Trust would generally have the right to redeem any series of preferred shares on or about any dividend payment date, at a stated redemption price plus an amount equal to accumulated and unpaid dividends, plus with respect to a redemption made at the Board of Trustees' discretion during a special rate period, a redemption premium. Any incremental return available from investing new funds reduced by expenses attributable thereto (net incremental return) would be available for distribution to the holders of the common shares and, if the rate of return on the Trust's investments after expenses exceeds the dividend rate on the preferred shares, should enhance the return on the common shares and may contribute to a narrowing of the discount at which the Trust's common shares trade on the New York Stock Exchange from the level of discount at which these shares would trade in the absence of the issuance of such preferred shares. However, there can be no assurance that the historical relationship between short-term and long-term interest rates will always continue or that the Trust will receive any net incremental return that would be available to the holders of the common shares. Because the holders of the preferred shares would be entitled to receive dividends before the holders of the common shares, if the dividend rate on the preferred shares were greater than the net rate of return earned by the Trust on its portfolio investments, the amounts available for distribution to the holders of the common shares could be reduced. However, the Board of Trustees does not intend to approve the issuance of the preferred shares unless it believes, at the time of such issuance, that the return on the Trust's common shares is likely for the foreseeable future to be enhanced by the issuance. In addition, if, after a series of preferred shares were issued, the continuing payment of dividends on such shares had the effect of reducing the return on the common shares, the Trust expects that it would consider the redemption of preferred shares, to the extent possible or permitted by the terms of such shares.

Shareholders should be aware that the net proceeds to the Trust of any issuance of preferred shares will increase the net assets of the Trust, and therefore will increase the dollar amount of the investment advisory and administrative services fees payable by the Trust and its holders of common shares to the Adviser, because these fees are calculated as a percentage of the average daily net assets and gross income of the Trust. However, the advisory fees as a percentage of the Trust's average daily net assets would not change as a result of the issuance of preferred shares.

The Trust expects to seek a credit rating of each proposed initial series of preferred shares from one or more national securities rating agencies. There can, however, be no assurance that such credit ratings will be obtained. In addition, obtaining such credit ratings will involve additional costs to the Trust and may require that the Trust agree to various financial and operating restraints as a condition of such credit ratings.

The discussion above describes an issuance of preferred shares considered by the Board of Trustees. If the proposed amendments to the Declaration of Trust concerning the issuance of additional classes or series of shares are approved, and if the Board of Trustees determines to proceed with issuance of one or more initial series of preferred shares, the terms of such issuance may be the same as, or different from, the terms described above. The proposed Amendments would permit issuance of series of additional classes or series of shares, including preferred shares, other than the possible series described above, without further shareholder approval. Such broad authorization at this time of additional classes or series of shares will provide flexibility to take advantage of opportunities and possible future circumstances in which the issuance of preferred shares might be desirable. Requiring shareholders to meet and approve each separate issuance of such shares would be time-consuming and costly, particularly in those instances where the number of shares to be issued may be small in relation to the total capital of the Trust. Moreover, if shareholder approval of such securities were postponed until a specific need arose, the delay could, in some instances, deprive the Trust of opportunities otherwise available.

FEDERAL INCOME TAX CONSIDERATIONS
Set forth below is a general description of certain federal income tax consequences to the Trust and to the holders of common shares of the Trust, of the possible issuance by the Trust of the initial series of preferred shares described above. If a series of preferred shares were issued with different terms from those of the proposed initial series, different federal income tax consequences from those described below might result. The description assumes that the Trust will continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), as it did in its most recent fiscal year, so as to be relieved of federal income tax on net investment income and net capital gains distributed to shareholders. If the Trust were prohibited from paying dividends on its common shares by the asset coverage requirements of the preferred shares described below under "Description of Preferred Shares," its ability to meet the qualification requirements of the Code might be impaired. The Trust expects, however, that to the extent possible it would purchase or redeem preferred shares to maintain compliance with such asset coverage requirements. If the Trust failed to qualify for taxation as a regulated investment company under the Code in any taxable year, the Trust would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Trust could be required to recognize unrealized gains, pay substantial taxes and interest (including an interest charge measured by the underpayment rate established in section 6621 of the Code on an amount equal to 50% of the Trust's earnings and profits for the taxable year) and make substantial distributions before re-qualifying for taxation as a regulated investment company. In addition, before re-qualifying, the Trust might under certain circumstances be required to recognize net unrealized gains for federal income tax purposes.

To the extent that the Trust has net tax-exempt income from its investments, dividends paid by the Trust from its net investment income may be designated by the Trust as "exempt-interest dividends," which are not subject to federal income tax. If the Trust issues the proposed initial series of preferred shares described above, then--in order to increase the marketability of the series and thereby minimize the dividend rate required to be paid to make those shares attractive to investors--the Trust intends to give holders of the shares of the series priority over holders of common shares with respect to the payment of dividends. If any of the dividends on the preferred shares is determined to be from taxable capital gains or ordinary income, the terms of the preferred shares may require the Trust to pay an extra amount of dividends on the preferred shares in an amount sufficient to make each holder of the preferred shares whole (on an after-tax basis) with respect to the estimated federal income tax which the holder would be required to pay on the taxable distributions (gross-up payments). The amount of any dividends payable to common shareholders would normally be reduced by the amount of any such gross-up payments.

As a regulated investment company, the Trust is generally entitled to a deduction for dividends paid to its shareholders out of its ordinary income. Under Section 562(c) of the Code, a distribution will not qualify for the deduction for dividends paid unless the distribution is pro rata, with no preferences to any share of the Trust as compared with other shares of the same class, and with no preference to one class of shares as compared with another class except to the extent that the former is entitled (without reference to waivers of their rights by shareholders) to such preference. The Trust intends to make distributions in a manner that will allow such distributions to qualify for the dividends-paid deduction.

DESCRIPTION OF PREFERRED SHARES
GENERAL. The proposed Amendments would authorize the Board of Trustees to establish at or prior to the time of issuance of a class of preferred shares, or any series thereof, the issue price or prices, voting rights, dividend rate or rates, redemption price, liquidation value, conversion rights and such other terms and conditions of that class or series as the Board of Trustees deems appropriate, without further action on the part of the common shareholders. Under the 1940 Act, the Trust would not be permitted to issue preferred shares unless immediately after such issuance the value of the Trust's assets, less all liabilities and indebtedness not represented by senior securities (including private or temporary borrowings), would be at least 200% of (i) the aggregate amount of all debt securities, plus (ii) the aggregate involuntary liquidation preference of any shares (such as the preferred shares) having priority as to distribution of assets or payment of dividends over any other shares.

VOTING RIGHTS. The 1940 Act requires that the holders of preferred shares, voting separately as a single class, have the right to elect at least two Trustees at all times, and, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, to elect a majority of the Trustees at any time two years' dividends on the preferred shares are unpaid. (In order to give effect to this right to elect Trustees, the proposed amendments to the Declaration of Trust would remove the provision that fixes the maximum number of Trustees at 15.) All other Trustees would be elected by the holders of the common shares and the preferred shares, voting together as a single class. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of the outstanding preferred shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares and (b) take any action requiring a vote of security holders pursuant to Section 13(a) of the 1940 Act, including, among other things, changes in the Trust's sub-classification as a closed-end investment company, changes in the classification of the Trust from a non-diversified investment company or changes in its fundamental investment policies and restrictions. Holders of preferred shares have such other voting rights as are required by law or are provided by the Trust's Board of Trustees at the time of issuance of the shares, and holders of a particular series of preferred shares may be entitled to vote as a separate series on certain matters.

DIVIDEND AND LIQUIDATION PREFERENCE. Holders of preferred shares would be entitled to receive dividends before holders of common shares, and would be entitled to receive the liquidation value of their shares before any distributions were made to holders of common shares, should the Trust ever be dissolved. The dividend rights and liquidation value of the class or any particular series of preferred shares would be determined at the time of issuance of shares of the class or series, subject to the requirement of the 1940 Act that the dividends payable on preferred shares be cumulative. The Trust would not be permitted to pay or declare dividends (except a dividend payable in shares of the Trust) or other distributions on the common shares, or the purchase of any common shares by the Trust, unless the asset coverage test described above under "General" would be met, after giving effect to the dividend or distribution.

RISKS OF ISSUANCE OF PREFERRED SHARES
LEVERAGE. The issuance of preferred shares would create leverage. The Trust would be required to pay dividends on the preferred shares and may be required, under certain circumstances, to redeem the preferred shares. This obligation of the Trust would affect the amount of income available for distribution on the Trust's common shares and the net asset value of the common shares. The initial dividend rate or rates that would be paid on any class or series of preferred shares would be determined at the time of issuance and would be the result of arms-length negotiations with the underwriters and would depend on various factors including market conditions prevailing at the time. The dividend rate will generally vary from time to time after the initial issuance of each series of preferred shares. At initial issuance or from time to time thereafter, the dividend rate could exceed both the current yield on the Trust's portfolio investments and the yield received by the Trust on investments made with the proceeds of the issuance of the offering of preferred shares and, therefore, an offering of preferred shares could result in a reduction of net investment income available for distribution on common shares.

It is not possible to determine with certainty the effect on the net asset value of the Trust's common shares that might result from the leverage effect of issuance of preferred shares. After preferred shares are issued, any increase or decrease in the net asset value per common share may be somewhat greater than would have been the case had no preferred shares been issued. Also, the issuance of preferred shares could heighten the effect on the holders of common shares of any increase or decrease in the yield on the Trust's portfolio for a given period of time. The Board of Trustees does not intend to issue preferred shares unless it believes, at the time of such issuance, that such issuance is likely for the foreseeable future to increase the yield on the Trust's common shares. The Board of Trustees could choose to redeem any series of preferred shares, in most cases, on or about any dividend payment date, if the Board deems redemption of such shares to be advisable and if the terms of the preferred shares permit such redemption.

DILUTION OF VOTING RIGHTS. The voting rights of the outstanding common shares would be diluted upon the issuance of any preferred shares, because the holders of any preferred shares would have voting rights as described above under "Description of Preferred Shares--Voting Rights." Voting rights in the Trust are non-cumulative.

OTHER CONSIDERATIONS.

The class voting requirements, and the Board of Trustees representation, of the preferred shares could make it more difficult for the Trust to engage in certain types of transactions that might be proposed by the Board of Trustees and/or holders of common shares, such as a merger, sale of assets, exchange of securities, liquidation of the Trust or conversion to an open-end fund. Holders of preferred shares might have interests that differ from holders of common shares and there can be no assurance that holders of preferred shares will vote to approve transactions approved by holders of the common shares. The Trust's Board of Trustees is not currently aware of any efforts, pending or threatened, to acquire control of the Trust or to force an open-ending, merger or sale of assets by the Trust, or the liquidation or dissolution of the Trust. The purpose in presenting the proposed amendments to shareholders at this time is not to have available a defensive technique (although that would be a result of approval of the amendment), but to have available a mechanism for increasing the capital of the Trust in a way that might enhance the return on the Trust's common shares.

The flexibility to issue preferred shares as well as common shares could enhance the Board of Trustee's ability to negotiate on behalf of the shareholders in a takeover, but issuance of the preferred shares might also render more difficult or discourage a merger, tender offer or proxy contest, the assumption of control by the holder of a large block of the Trust's securities and the removal of incumbent management. The Declaration of Trust already includes certain defensive provisions that are discussed in the following paragraph. The Board of Trustees has no plans at this time to adopt or to ask shareholders to adopt any other defensive or potentially defensive provisions.

The Declaration of Trust currently includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Trust or to change the composition of its Board of Trustees, and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Trust. Specifically, the Trust's Board of Trustees is divided into three classes, each having a term of three years. The term of one class expires at each annual meeting of shareholders. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. In addition, conversion of the Trust to an open-end investment company would require the favorable vote of the holders of at least two-thirds of the shares of the Trust entitled to be voted on the matter. The 1940 Act requires that the holders of the preferred shares vote separately from the holders of common shares on this issue. Therefore, if the holders of preferred shares did not approve the conversion of the Trust to an open-end investment company, the Trust could not be converted to an open-end investment company even if the holders of two-thirds or more of the common shares favored such a conversion. Any amendments to the sections of the Declaration of Trust which relate to the division of the Board of Trustees into three classes or to the requirement that two-thirds of the outstanding shares vote to approve any conversion of the Trust to an open-end company would themselves require approval by affirmative vote of two-thirds of the outstanding shares of the Trust.

REQUIRED VOTE. Approval of the proposed amendments requires the affirmative vote of the holders of two-thirds of the outstanding shares entitled to be voted at the meeting.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF PROPOSAL 3.

INVESTMENT ADVISER AND ADMINISTRATOR
The Trust engages as its investment adviser and administrator MFS, a Delaware corporation with offices at 500 Boylston Street, Boston, Massachusetts 02116. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, which is in turn an indirect wholly owned subsidiary of Sun Life Assurance Company of Canada, 150 King Street West, Toronto, Canada M5H1J9.

MANNER OF VOTING PROXIES
All proxies received by the management will be voted on all matters presented at the Meeting, and if not limited to the contrary, will be voted "for" the matters listed in the accompanying Notice of Annual Meeting of Shareholders and "for" any other matters deemed appropriate.

If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote (sometimes called a broker "non-vote" (that is, a proxy from a broker or nominee indicating that this person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power)), or is marked with an abstention (collectively, "abstentions"), the shares represented thereby will be considered to be present at the Meeting for purpose of determining the existence of a quorum for the transaction of business. Abstentions will not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. Therefore, abstentions will have the same effect as a vote "against" proposal 3 and will have no effect on proposals 1 or 2.

Proxy solicitations will be made primarily by mail, but proxy solicitations also may be made by telephone, telegraph, electronic means or personal interviews. In addition, Shareholder Communications Corporation (SCC) has been retained to assist in the solicitation of proxies, at an estimated cost of up to $50,000 (depending on the extent of services provided). The costs of the proxy solicitation and expenses incurred in connection with the preparation, printing and mailing of this proxy statement and its enclosures will be borne by the Trust. The Trust will reimburse banks, brokers and other persons holding the Trust's shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

The Trust knows of no other matters to be brought before the Meeting. If, however, because of any unexpected occurrence, any nominee is not available for election or if any other matters properly come before the Meeting, it is the Trust's intention that proxies not limited to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

You may vote your proxy by telephone or internet. For instructions on how to vote via telephone or internet, please refer to the outside cover of this Proxy Statement.

SUBMISSION OF PROPOSALS
Proposals of shareholders which are intended to be presented at the 2001 Annual Meeting of Shareholders must be received by the Trust on or prior to March 31, 2001.

SECTION 16(A)--BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934 requires trustees, directors and certain officers of the Trust and the Adviser, and persons who own more than ten percent of the Trust's shares, to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange. Such persons are required by SEC regulation to furnish the Trust with copies of all Section 16(a) forms they file.

Based solely on review of the copies of such Forms 3, 4 and 5 and amendments thereto furnished to the Trust with respect to its most recent fiscal year, or written representations that no Forms 5 were required, the Trust believes that during the year ended October 31, 1999, all Section 16(a) filing requirements applicable to trustees, directors and certain officers of the Trust and the Adviser and greater than ten percent beneficial owners were complied with.

ADDITIONAL INFORMATION
In the event that sufficient votes in favor of the proposals set forth in the Notice of Annual Meeting are not received by September 14, 2000, the persons named as appointed proxies on the enclosed proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons names as appointed proxies on the enclosed proxy card will vote in favor of any such adjournment those proxies required to be voted in favor of the proposal for which further solicitation of proxies is made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjournment session will be borne by the Trust.

               IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

July 25, 2000                                         MFS MUNICIPAL INCOME TRUST

                                                                      APPENDIX A

                        DECLARATION OF TRUST PROVISIONS
                             PROPOSED TO BE AMENDED
                (deleted text is marked through [bracketed] and
              added text appears in italics [[double bracketed]])

                                   ARTICLE I

                              NAME AND DEFINITIONS

SECTION 1.2 DEFINITIONS. Wherever they are used herein, the following terms have the following respective meanings:

    (c) [[The terms "Class" and "Class of Shares" refer to the division of Shares into two or more classes as provided in Section 6.1 hereof.]]

    [[(i) The terms "Series" and "Series of Shares" refer to the division of Shares representing any Class into two or more Series as provided in Section
    6.1 hereof.]]

    [(i)][[(k)]] "Shares" means the [Shares of Beneficial Interest] [[shares of beneficial interest]] into which the beneficial interest in the Trust shall be divided from time to time [[or, if more than one Class or Series of Shares is authorized by the Trustees, the shares of beneficial interest into which each Class or Series of Shares shall be divided from time to time,]] and includes fractions of Shares as well as whole Shares.

    [[(l) "Statement" means a certificate signed by any officer of the Trust setting forth the resolution or resolutions providing for the issuance of a Class or Classes of Shares and any Series thereof, as described in Section
    6.1 hereof.]]

                                   ARTICLE II

                                    TRUSTEES

SECTION 2.1. NUMBER OF TRUSTEES. [The] [[Subject to the voting powers of one or more Classes or Series of Shares as set forth in this Declaration and in any Statement, the]] number of Trustees shall be such number as shall be fixed from time to time by a written instrument signed by a majority of the Trustees, provided, however, that the number of Trustees shall in no event be less than three (3) [nor more than fifteen (15)]. No reduction in the number of Trustees shall have the effect of removing any Trustee from office prior to the expiration of his term unless the Trustee is specifically removed pursuant to
Section 2.2 of this Article II at the time of the decrease.

SECTION 2.2. TERM OF OFFICE OF TRUSTEES. The Board of Trustees shall be divided into three classes. [Within the limits above specified, the] [[The]] number of Trustees in each class shall be determined by resolution of the Board of Trustees. The term of office of all of the Trustees shall expire on the date of the first annual meeting of shareholders or special meeting in lieu thereof following the [Effective Date] [[first date of effectiveness of this Declaration (September 18, 1986)]]. The term of office of the first class shall expire on the date of the second annual meeting of shareholders or special meeting in lieu thereof. The term of office of the second class shall expire on the date of the third annual meeting of shareholders or special meeting in lieu thereof. The term of office of the third class shall expire on the date of the fourth annual meeting of shareholders or special meeting in lieu thereof. Upon expiration of the term of office of each class as set forth above, the number of Trustees in such class, as determined by the Board of Trustees, shall be elected for a term expiring on the date of the third annual meeting of shareholders or special meeting in lieu thereof following such expiration to succeed the Trustees whose terms of office expire. The Trustees shall be elected at an annual meeting of the shareholders or special meeting in lieu thereof called for that purpose, except as provided in Section 2.3 of this Article [and each]; [[provided, however, if so provided in any Statement relating to a Class or Classes of Shares and any Series thereof designated by the Trustees pursuant to Section 6.1 hereof, such Class or Classes of Shares, voting as a Class at an annual meeting of the Shareholders or special meeting in lieu thereof called for such purpose, may elect at least two (2) Trustees at all times, and, provided, further, that under the conditions enumerated in such Statement, such Class or Classes of Shares voting as a Class shall be entitled to elect at least a majority of the Trustees pursuant to the designations and powers, preferences and rights and the qualifications, limitations and restrictions of such Class or Classes of Shares as determined in accordance with the Statement relating to such Class or Classes of Shares.]]

[[Each]] Trustee elected shall hold office until his successor shall have been elected and shall have qualified; except (a) that any Trustee may resign his trust (without need for prior or subsequent accounting) by an instrument in writing signed by him and delivered to the other Trustees, which shall take effect upon such delivery or upon such later date as is specified therein; (b) that any Trustee may be removed (provided the aggregate number of Trustees after such removal shall not be less than the number required by Section 2.1 hereof) with cause, at any time by written instrument, signed by at least two-thirds of the remaining Trustees, specifying the date when such removal shall become effective; (c) that any Trustee who requests in writing to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees, specifying the date of his retirement; and (d) [[subject to the voting powers of one or more Classes or Series of Shares as set forth in this Declaration and in any Statement,]] a Trustee may be removed at any meeting of Shareholders by a vote of two-thirds of the outstanding Shares [[of the Classes or Series entitled to vote for the election of such Trustee]]. Upon the resignation or removal of a Trustee, or his otherwise ceasing to be a Trustee, he shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust property held in the name of the resigning or removed Trustee. Upon the incapacity or death of any Trustee, his legal representative shall execute and deliver on his behalf such documents as the remaining Trustees shall require as provided in the preceding sentence.

SECTION 2.3. RESIGNATION AND APPOINTMENT OF TRUSTEES. In case of the declination, death, resignation, retirement, removal or inability of any of the Trustees, or in case a vacancy shall, by reason of an increase in number, or for any other reason, exist, the remaining Trustees shall fill such vacancy by appointing such other person as they in their discretion shall see fit. Such appointment shall be evidenced by a written instrument signed by a majority of the Trustees in office. Any such appointment shall not become effective, however, until the person named in the written instrument of appointment shall have accepted in writing such appointment and agreed in writing to be bound by the terms of the Declaration. Within twelve months of such appointment, the Trustees shall cause notice of such appointment to be mailed to each Shareholder at his address as recorded on the books of the Trustees. An appointment of a Trustee may be made by the Trustees then in office and notice thereof mailed to Shareholders as aforesaid in anticipation of a vacancy to occur by reason of retirement, resignation or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation or increase in number of Trustees. The power of appointment is subject to the [[voting power of one or more Classes or Series of Shares as set forth in this Declaration and in any Statement, and is subject to the]] provisions of Section 16(a) of the 1940 Act.

                                   ARTICLE VI

                         SHARES OF BENEFICIAL INTEREST

SECTION 6.1. BENEFICIAL INTEREST. The [interest of the beneficiaries hereunder shall be divided into transferable shares of beneficial interest all of one class,] [[Trustees may, without Shareholder approval, authorize one or more Classes of Shares with or]] without par value[. The number of] [[(which Classes may be divided into two or more Series), Shares of each such Class or Series having such preferences, voting powers, terms of redemption, if any, and special or relative rights or privileges (including conversion rights, if any) as the Trustees may determine.]]

[[As of the Effective Date, the Shares shall be divided into two Classes of Shares, a Class of an unlimited number of common]] shares of beneficial interest [authorized hereunder is unlimited.] [[, without par value (the "Common Shares") and a Class of an unlimited number of preferred shares of beneficial interest, without par value (the "Preferred Shares"). All Shares outstanding as of the Effective Date shall be designated as Common Shares.]]

[[The designations and powers, preferences and rights, and the qualifications, limitations and restrictions of the Common Shares are as follows and as set forth elsewhere in this Declaration.

    (a) Subject to the rights of the holders of the Preferred Shares, in the event of the termination of the Trust the holders of the Common Shares shall be entitled to receive pro rata the net distributable assets of the Trust.

    (b) The holders of the Common Shares shall not, as such holders, have any right to acquire, purchase or subscribe for any Common Shares or securities of the Trust which it may hereafter issue or sell, other than such right, if any, as the Trustees in their discretion may determine.

    (c) Subject to the rights of the holders of the Preferred Shares, dividends or other distributions, when, as and if declared by the Trustees, shall be shared equally by the holders of Common Shares on a share for share basis. The Trustees may direct that any dividends or other distributions or any portion thereof as declared and distributed shall be paid in cash to the holder, or, alternatively, may direct that any such dividends be reinvested in full and fractional Shares of the Trust if such holder elects to have them reinvested.

    (d) The Trustees may hold as treasury shares (of the same or some other Series), reissue for such consideration and on such terms as they may determine, or cancel any Common Shares of any Series reacquired by the Trust at their discretion from time to time. Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust.

The designations and powers, preferences and rights, and the qualifications, limitations and restrictions of the Preferred Shares shall be as set forth in the Statement relating to the Preferred Shares.]]

All Shares issued hereunder including, without limitation, Shares issued in connection with a dividend in Shares or a split of Shares, shall be fully paid and non-assessable.

SECTION 6.2. RIGHTS OF SHAREHOLDERS. The ownership of the Trust Property of every description and the right to conduct any business hereinbefore described are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust nor can they be called upon to assume any losses of the Trust or suffer an assessment of any kind by virtue of their ownership of Shares. The Shares shall be personal property giving only the rights in the Declaration specifically set forth. The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights, [[except as the Trustees may determine with respect to any Class or Series of Shares]].

SECTION 6.5. REGISTER OF SHARES. A register shall be kept at the principal office of the Trust or at an office of the Transfer Agent which shall contain the names and addresses of the Shareholders and the number of Shares held by them respectively and a record of all transfers thereof. Such register shall be conclusive as to who are the holders of [the] [[each Class and Series of]] Shares and who shall be entitled to receive dividends or distributions or otherwise to exercise or enjoy the rights of Shareholders. No Shareholder shall be entitled to receive payment of any dividend or distribution, nor to have notice given to him as herein or in the By-Laws provided, until he has given his address to the Transfer Agent or such other officer or agent of the Trustees as shall keep the said register for entry thereon. The Trustees, in their discretion, may authorize the issuance of Share certificates and promulgate appropriate rules and regulations as to their use.

SECTION 6.8. VOTING POWERS. [The] [[Subject to the voting power of one or more Classes or Series of Shares as set forth in this Declaration and in any Statement, the]] Shareholders shall have power to vote only (i) for the election of Trustees or for their removal as provided in Section 2.2 hereof, (ii) with respect to any investment advisory or management contract as provided in Section
4.1 hereof, (iii) with respect to termination of the Trust as provided in
Section 8.2, (iv) with respect to any amendment of the Declaration to the extent and as provided in Section 8.3, (v) with respect to any merger, consolidation, conversion or sale of assets as provided in Sections 8.4, 8.5 and 8.7, (vi) with respect to incorporation of the Trust to the extent and as provided in Section 8.5, (vii) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, and (viii) with respect to such additional matters relating to the Trust as may be required by the Declaration, the By-Laws, [[any Statement]] or any registration of the Trust with the Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote, [[except as otherwise provided in any Statement and]] except that Shares held in the treasury of the Trust shall not be voted. [[Notwithstanding any other provision of this Declaration, on any matter submitted to a vote of Shareholders, all Shares of the Trust then entitled to vote shall, except as otherwise provided in the By-Laws or any Statement or required by law, be voted in the aggregate as a single Class without regard to Classes or Series of Shares.]] There shall be no cumulative voting in the election of Trustees. Until Shares [[of a particular Class or Series]] are issued, the Trustees may exercise all rights of Shareholders [[of such Class or Series]] and may take any action required by law, the Declaration [or], the By-Laws [[or any Statement]] to be taken by Shareholders [[as to such Class or Series]]. The By-Laws [[and any Statement]] may include further provisions for Shareholders' votes and meetings and related matters.

                                  ARTICLE VII

                       DETERMINATION OF NET ASSET VALUE,
                          NET INCOME AND DISTRIBUTIONS

The Trustees, in their absolute discretion, may prescribe and shall set forth in the By-Laws, [[in any Statement,]] or in a duly adopted vote of the Trustees such bases and times for determining the per Share net asset value of the [[Shares or any Class or Series of]] Shares or net income, or the declaration and payment of dividends and distributions, as they may deem necessary or desirable.

                                  ARTICLE VIII

            DURATION; TERMINATION OF TRUST; AMENDMENT; MERGERS, ETC.

SECTION 8.2. TERMINATION OF TRUST. (a) [The] [[Subject to the voting powers of one or more Classes or Series of Shares as set forth in this Declaration and in any Statement, the]] Trust may be terminated (i) by the affirmative vote of the holders of not less than two-thirds of the Shares outstanding and entitled to vote at any meeting of Shareholders, or (ii) by an instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by the holders of not less than two-thirds of such Shares. Upon the termination of the
Trust:

    (i) The Trust shall carry on no business except for the purpose of winding up its affairs;

    (ii) The Trustees shall proceed to wind up the affairs of the Trust and all the powers of the Trustees under this Declaration shall continue until the affairs of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Property to one or more persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and to do all other acts appropriate to liquidate its business; provided, that any sale, conveyance, assignment, exchange, transfer or other disposition of all or substantially all the Trust Property shall require Shareholder approval in accordance with Section 8.4 hereof; and

    (iii) After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property, in cash or in kind or partly in cash and partly in kind, among the Shareholders according to their respective rights [[and as required or permitted by the preferences and special or relative rights and privileges of any Class or Series of Shares]].

    (b) After termination of the Trust and distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties hereunder, and the rights and interests of all Shareholders shall thereupon cease.

SECTION 8.3. AMENDMENT PROCEDURE. (a) Except [[to the extent that any Statement or applicable law may require a higher vote or the separate vote of one or more Classes or Series of Shares, and except]] as provided in paragraph (c) of this
Section 8.3 this Declaration may be amended by a Majority Shareholder Vote or by an instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by the holders of not less than a majority of the Shares outstanding and entitled to vote. The Trustees may also amend this Declaration without the vote or consent of Shareholders, to change the name of the Trust, to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, [[to authorize one or more Classes or Series of Shares or to make any additions and/or changes deemed necessary to effectuate the designations and powers, preferences and rights, and the qualifications, limitations and restrictions adopted by the Trustees with respect to any Class or Series of Shares so authorized pursuant to Article VI of this Declaration,]] or if they deem it necessary to conform this Declaration to the requirements of applicable federal laws or regulations or the requirements of the regulated investment company provisions of the Internal Revenue Code, but the Trustees shall not be liable for failing so to do.

    (b) [No] [[Except to the extent that any Statement or applicable law may require a higher vote or the separate vote of one or more Classes or Series of Shares, no]] amendment may be made under this Section 8.3 which would change any rights with respect to any Shares by reducing the amount payable thereon upon liquidation of the Trust or by diminishing or eliminating any voting rights pertaining thereto, except with the vote or consent of the holders of two-thirds of the Shares outstanding and entitled to vote. Nothing contained in this Declaration shall permit the amendment of this Declaration to impair the exemption from personal liability of the Shareholders, Trustees, Officers, employees and agents of the Trust or to permit assessment upon Shareholders.

    (c) No amendment may be made under this Section 8.3 which shall amend, alter, change or repeal any of the provisions of Sections 8.3, 8.4, 8.6 and
    8.7 unless the amendment effecting such amendment, alteration, change or repeal shall receive the affirmative vote or consent of sixty-six and two-thirds percent (66 2/3%) of the Shares outstanding and entitled to vote. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of Shares otherwise required by law or by the terms of any [class] [[Class]] or [series] [[Series]] of preferred stock, whether now or hereafter authorized, or any agreement between the Trust and any national securities exchange.

    (d) A certificate signed by a majority of the Trustees setting forth an amendment and reciting that it was duly adopted by the Shareholders or by the Trustees as aforesaid or a copy of the Declaration, as amended, and executed by a majority of the Trustees, shall be conclusive evidence of such amendment when lodged among the records of the Trust.

[Notwithstanding any other provision hereof, until such time as a Registration Statement under the Securities Act of 1933, as amended, covering the first public offering of securities of the Trust shall have become effective, this Declaration may be terminated or amended in any respect by the affirmative vote of a majority of the Trustees or by an instrument signed by a majority of the Trustees.]

SECTION 8.6. CONVERSION. Notwithstanding any other provision of this Declaration, the conversion of the Trust from a "closed-end company" to an "open-end company," as those terms are defined in Sections 5(a)(2) and 5(a)(1), respectively, of the 1940 Act as in effect on June 1, 1986, shall require the affirmative vote or consent of the holders of sixty-six and two-thirds percent (66 2/3%) of the Shares [[of each Class]] outstanding and entitled to vote. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the Shares otherwise required by law or by the terms of any [class] [[Class]] or [series] [[Series]] of preferred stock, whether now or hereafter authorized, or any agreement between the Trust and any national securities exchange.

                                   ARTICLE X

                                 MISCELLANEOUS

SECTION 10.1. FILING. This Declaration and any amendment hereto [[and any Statement]] shall be filed in the office of the Secretary of the Commonwealth of Massachusetts and in such other places as may be required under the laws of Massachusetts and may also be filed or recorded in such other places as the Trustees deem appropriate. Each amendment so filed shall be accompanied by a certificate signed and acknowledged by a Trustee stating that such action was duly taken in a manner provided herein, and unless such amendment or such certificate sets forth some later time for the effectiveness of such amendment, such amendment shall be effective upon its filing. A restated Declaration, integrating into a single instrument all of the provisions of the Declaration which are then in effect and operative, may be executed from time to time by a majority of the Trustees and shall, upon filing with the Secretary of the Commonwealth of Massachusetts, be conclusive evidence of all amendments contained therein and may thereafter be referred to in lieu of the original Declaration and the various amendments thereto.


                                                                             MFS(R) MUNICIPAL
                                                                               INCOME TRUST
                                                                            500 Boylston Street
                                                                        Boston, Massachusetts 02116
                                                                        ----------------------------

                                                                              Proxy Statement
                                                                        For the 2000 Annual Meeting
                                                                       of Shareholders to be held on
                                                                            September 14, 2000
                                                                       -----------------------------

         MFS(R) MUNICIPAL
           INCOME TRUST

   500 Boylston Street, Boston,
        Massachusetts 02116

MFS(R) MUNICIPAL INCOME TRUST
PROXY INFORMATION

The enclosed proxy statement discusses important issues affecting your investment in the MFS Municipal Income Trust. To make voting faster and more convenient for you, we're offering the options of voting on the internet or by telephone instead of completing and mailing the enclosed proxy card. Either method is generally available 24 hours a day, and your vote will be confirmed and posted immediately. If you choose to vote via the internet or by phone, do not mail the proxy card.


However you choose to vote, it is important that you vote to save the expense of additional solicitations.


WAYS TO VOTE:

TO VOTE ON THE INTERNET
1. Read the proxy statement.
2. Go to www.eproxyvote.com/mfm.                [GRAPHIC]
3. Enter the control number on
   your proxy card.
4. Follow the instructions on the site.



                    TO VOTE BY TELEPHONE
                    1. Read the proxy statement.
                    2. Call toll-free 1-877-PRX-VOTE.
     [GRAPHIC]         (1-877-779-8683)
                    3. Enter the control number on
                       your proxy card.
                    4. Follow the recorded instructions.


YOUR VOTE IS IMPORTANT TO US, PLEASE VOTE NOW.

QUESTIONS:

Shareholder Communications Corporation (SCC), a professional proxy solicitation firm, has been selected to assist shareholders in the voting process. If we have not received your proxy card as the date of the meeting approaches, SCC may call you to remind you to exercise your right to vote. If you have any questions, please call SCC toll-free at 1-877-504-5022 any business day between 9 a.m. and 11 p.m. Eastern time.

[MFS LOGO]
INVESTMENT MANAGEMENT

We invented the mutual fund(R)

500 Boylston Street
Boston, MA 02116-3741



















(c)2000 MFS Investment Management(R)
MFS(R) Investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.   MMT-14-6/00 xxM

MFS(R) MUNICIPAL INCOME TRUST
PROXY INFORMATION

The enclosed proxy statement discusses important issues affecting your investment in the MFS Municipal Income Trust. To make voting faster and more convenient for you, we're offering the options of voting on the internet or by telephone instead of completing and mailing the enclosed proxy card. Either method is generally available 24 hours a day, and your vote will be confirmed and posted immediately. If you choose to vote via the internet or by phone, do not mail the proxy card.


However you choose to vote, it is important that you vote to save the expense of additional solicitations.


WAYS TO VOTE:

TO VOTE ON THE INTERNET
1. Read the proxy statement.
2. Go to www.proxyvote.com.                [GRAPHIC]
3. Enter the control number on
   your proxy card.
4. Follow the instructions on the site.



                    TO VOTE BY TELEPHONE
                    1. Read the proxy statement.
                    2. Call toll-free 1-800-690-6903.
     [GRAPHIC]      3. Enter the control number on
                       your proxy card.
                    4. Follow the recorded instructions.


YOUR VOTE IS IMPORTANT TO US, PLEASE VOTE NOW.

QUESTIONS:

Shareholder Communications Corporation (SCC), a professional proxy solicitation firm, has been selected to assist shareholders in the voting process. If we have not received your proxy card as the date of the meeting approaches, SCC may call you to remind you to exercise your right to vote. If you have any questions, please call SCC toll-free at 1-877-504-5022 any business day between 9 a.m. and 11 p.m. Eastern time.

[MFS LOGO]
INVESTMENT MANAGEMENT

We invented the mutual fund(R)

500 Boylston Street
Boston, MA 02116-3741

















(c)2000 MFS Investment Management(R)
MFS(R) Investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.   MMT-14-6/00 xxM

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

                         MFS(R) MUNICIPAL INCOME TRUST

                 PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS,
                               SEPTEMBER 14, 2000


The undersigned, revoking prior proxies, hereby appoints Jeffrey L. Shames, James R. Bordewick, Jr., Stephen E. Cavan, W. Thomas London and James O. Yost, and each of them, proxies with several powers of substitution, to vote for the undersigned at the 2000 Annual Meeting of Shareholders of MFS(R) Municipal Income Trust to be held at 500 Boylston Street, Boston, Massachusetts, on Thursday, September 14, 2000, notice of which meeting and the Proxy Statement accompanying the same have been received by the undersigned, or at any adjournment thereof, upon the following matters as described in the Notice of Meeting and the accompanying Proxy Statement.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. ALL PROPOSALS (SET FORTH ON THE REVERSE OF THIS PROXY CARD) HAVE BEEN PROPOSED BY THE BOARD OF TRUSTEES. IF NO DIRECTION IS GIVEN ON THESE PROPOSALS, THIS PROXY CARD WILL BE VOTED "FOR" THE NOMINEES AND "FOR" ITEMS 2 AND 3. THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTERS.

 PLEASE VOTE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name or names appear on reverse side of this card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE


--------------------------------
 MFS (R)MUNICIPAL INCOME TRUST
--------------------------------



CONTROL NUMBER:





Please be sure to sign and date this Proxy.                 Date
                                                            --------------------


--------------------------------------------------------------------------------
           Shareholder sign here                     Co-owner sign here



1. Election of Trustees.

     NOMINEES:                                  FOR ALL      WITH-    FOR ALL
     (01) JEFFREY L. SHAMES                     NOMINEES     HELD     EXCEPT
     (02) J. ATWOOD IVES
     (03) LAWRENCE T. PERERA                      [ ]         [ ]       [ ]
     (04) ARNOLD D. SCOTT

IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NAME(S) OF THE NOMINEE(S). YOUR SHARES WILL BE VOTED FOR THE REMAINING NOMINEE(S).


                                                  FOR       AGAINST   ABSTAIN
2. Ratification of Sections of Accountants.
                                                  [ ]         [ ]       [ ]



                                                  FOR       AGAINST   ABSTAIN
3. To Approve or Disapprove Amendments to
   the Trust's Declaration of Trust to Authorize  [ ]         [ ]       [ ]
   the issuance of Preferred Shares of the
   Trust.


   RECORD DATE SHARES: